Exhibit 21


            LIST OF SUBSIDIARIES OF LANDAMERICA FINANCIAL GROUP, INC.
                              AS OF MARCH 16, 2001

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         Subsidiaries                                                      State of Incorporation
         ------------                                                      ----------------------
Commonwealth Land Title Insurance Company                                        Pennsylvania
  Its Subsidiaries
  ----------------
  Albuquerque Title Company, Inc.                                                 New Mexico
  Atlantic Title & Abstract Company                                                Delaware
    Its Subsidiary
    --------------
    ATACO, Inc.                                                                  Pennsylvania
  Citrus Title Company, Inc.                                                        Florida
  CLTIC-RELO, Inc.                                                                 Delaware
  Commercial Settlements, Inc.                                               District of Columbia
  Commonwealth Land Title Company                                                 California
  Commonwealth Land Title Company of Austin                                          Texas
  Commonwealth Land Title Company of Dallas                                          Texas
  Commonwealth Land Title Company of El Paso                                         Texas
  Commonwealth Land Title Company of Fort Worth                                      Texas
  Commonwealth Land Title Company of Houston                                         Texas
  Commonwealth Land Title Company of San Antonio                                     Texas
  Commonwealth Land Title Company of Washington                                   Washington
  Commonwealth Land Title Corporation (Iowa)                                         Iowa
  Commonwealth Relocation Services, Inc.                                         Pennsylvania
  Commonwealth Title of Arizona                                                     Arizona
  Congress Abstract Corporation                                                  Pennsylvania
  Crestview Lawyers Service                                                       New Jersey
  CRS Financial Services, Inc.                                                   Pennsylvania
  DO Holding Company, Inc.                                                       Pennsylvania
  Edge Rock, Inc.                                                                  Delaware
  Golden State Title Company                                                      California
  Goliath, Inc.                                                                  Pennsylvania
    Its Subsidiaries
    ----------------
    Goliath One, L. P.                                                           Pennsylvania
    Goliath Two, L. P.                                                           Pennsylvania
    Goliath Three, L. P.                                                         Pennsylvania
    Goliath Four, L. P.                                                          Pennsylvania
    Goliath Five, L. P.                                                          Pennsylvania
  Industrial Valley Title Insurance Company                                      Pennsylvania
    Its Subsidiary
    --------------
    Commonwealth Land Title Insurance Company of New Jersey                       New Jersey
  LandAmerica Appraisal Services, Inc.                                           Pennsylvania
  Louisville Title Company                                                         Kentucky
  Osage Corporation                                                              Pennsylvania
  Partners Title Company                                                             Texas
  Pikes Peak Title Service, Inc.                                                   Colorado
  Plantco, Inc.                                                              District of Columbia
  Property Services, Inc.                                                        Pennsylvania
  Rainier Title Company                                                           Washington


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         Subsidiaries                                                      State of Incorporation
         ------------                                                      ----------------------

  T & T Co. Holding Company                                                         Florida
    Its Subsidiary
    Title & Trust Company of Florida                                                Florida
  The National 1031 Exchange Corporation                                          California
  Title Guarantee Company of Rhode Island                                        Rhode Island
  Title Services, Inc.                                                             Minnesota

Global Corporate Services, Inc.                                                    Michigan

LandAmerica Alliance Company                                                       Virginia
  Its Subsidiary:
  --------------
  USA Title Affiliates, Inc.                                                       Virginia

LandAmerica Environmental Insurance Service Agency, Inc.                           Virginia
  Its Subsidiaries:
  ----------------
  LEISA of Arizona, Inc.                                                            Arizona
  LEISA of California, Inc.                                                       California
  LTEISA of Colorado, Inc.                                                         Colorado
  LEISA of Connecticut, Inc.                                                      Connecticut
  LEISA of New York, Inc.                                                          New York
  LEISA of Ohio, Inc.                                                                Ohio
  LEISA of Pennsylvania, Inc.                                                    Pennsylvania
  LEISA of Texas, Inc.                                                               Texas

LandAmerica Exchange Company                                                       Maryland
  CWLT Roseland Exchange, L.L.C.                                                  New Jersey
  OTV Construction Exchange, L.L.C.                                                Missouri
  West End Real Estate Holding Company                                             Virginia

LandAmerica Information Company                                                    Virginia

LandAmerica OneStop, Inc.                                                          Virginia

Lawyers Title Insurance Corporation                                                Virginia
  Its Subsidiaries:
  ----------------
  American Title Group, Inc.                                                         Texas
    Its Subsidiaries:
    ----------------
    ATCOD, Inc. d/b/a American Title Company                                         Texas
    American Title Company of Austin d/b/a Austin Title Company                      Texas
    Commercial Abstract & Title Co. d/b/a Lawyers Title of                           Texas
      San Antonio, Inc.
    Texas Title Company                                                              Texas
    William H. Tamm, Inc.                                                            Texas


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         Subsidiaries                                                      State of Incorporation
         ------------                                                      ----------------------

  Atlanta Title Company                                                             Georgia
  Builders Disbursement Services, Inc.                                             Virginia
  Building Exchange Company                                                        Virginia
    Its Subsidiary:
    --------------
    Bayside Partners IV, LLC                                                       Michigan
  Charter Title Company                                                            Virginia
    Its Subsidiary:
    --------------
    Charter Title Company - Galveston, L.L.C.                                        Texas
  Commerce Title Guaranty Co.                                                     Tennessee
  Continental Diversified Services Company                                        California
  Elliptus Technologies, Inc.                                                      Virginia
  First Stable Properties, Inc.                                                    Virginia
  Florida Southern Abstract & Title Co.                                             Florida
  Guarantee Title Co., Inc.                                                         Kansas
  Land Title Abstract Co.                                                          Michigan
  Land Title Dawson Abstract Co.                                                   Michigan
  LandAm Construction Exchange Company                                             Virginia
  Lawyers Acquisition Company, Inc.                                                Virginia
  Lawyers Holding Corporation                                                      Virginia
    Its Subsidiaries:
    ----------------
    Cumberland Title Company                                                         Maine
    Louisville Title Agency of Central Ohio, Inc.                                    Ohio
    Oakton Title, Inc.                                                             Virginia
  Lawyers Title Agency, Inc.                                                       Virginia
  Lawyers Title Company                                                           California
    Its Subsidiaries:
    ----------------
    California Land Title Company                                                 California
    Continental Land Title Company                                                California
    Continental Lawyers Company                                                   California
    LTC Exchange Company                                                          California
    LandAmerica Account Servicing, Inc.                                             Arizona
    Lawyers Title of Arizona, Inc.                                                  Arizona
    Lawyers Title of Nevada, Inc.                                                   Nevada
  Lawyers Title of El Paso, Inc.                                                   Virginia
    Its Subsidiary:
    --------------
    Database Access, Inc.                                                            Texas
  Lawyers Title of North Carolina, Inc.                                            Virginia
  Lawyers Title of Pueblo, Inc.                                                    Colorado
  Lawyers Title Realty Services, Inc.                                              Virginia
  Lorain County Title Company                                                        Ohio
  LTIC Alliance LLC                                                                  Ohio
  Monroe County Abstract Co.                                                       Michigan
  New Mexico Title Company                                                        New Mexico
  Performance Tax Services, Inc.                                                     Texas


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         Subsidiaries                                                      State of Incorporation
         ------------                                                      ----------------------

  Portland Financial Services Corporation                                           Oregon
  Real Estate Title Company, Incorporated                                          Maryland
  RealServe Company, Inc.                                                          Virginia
  Rio Rancho Title, Inc.                                                          New Mexico
  St. Clair County Abstract Co.                                                    Michigan
  Tamiami Abstract & Title Co.                                                      Florida
  The Title Guarantee & Trust Company                                                Ohio
  Title Investors Group, Inc.                                                        Texas
    Its Subsidiaries:
    ----------------
    Land Title Insurance Company                                                California
    Title Insurance Company of America                                           Tennessee
      Its Subsidiaries:
      ----------------
      Mid-South Title Corporation                                                  Tennessee
      Rutherford County Title Insurance Co.                                        Tennessee
  Wilson Title Company, Inc.                                                         Texas

Transnation Title Insurance Company                                                 Arizona
  Its Subsidiaries:
  ----------------
  Transnation Title & Escrow, Inc.                                                 Delaware
  Transnation Title Insurance Company of New York                                  New York
  Title Transfer Services, Inc.                                                    Colorado
  Xenia Property Company                                                         Pennsylvania

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